Property and Equipment, Net	12 Months Ended
Dec. 31, 2019
Property Plant And Equipment [Abstract]
Property and Equipment, Net

7. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following (in thousands):

	As of December 31,
	2019	2018
Internal-use software development costs	$1,470	$1,440
Servers (1)	1,629	1,170
Office equipment	1,153	965
Leasehold improvements	616	222
Furniture and fixtures	388	189
Assets-in-progress (2)	665	108
Vehicles	23	49
Software	4	4
Other assets	91	103

Total property and equipment	6,039	4,250
Less: accumulated depreciation and amortization	2,646	1,909

Total property and equipment, net	$3,393	$2,341

(1)

Including equipment under capital leases with gross amount of $288,000 and accumulated depreciation of $78,000 as of December 31, 2019 (gross amount of $94,000 and accumulated depreciation of $31,000 as of December 31, 2018).

(2)	Assets-in progress amounting to $665,000 as of December 31, 2019 include: (i) internal-use software development costs in-progress for $546,000; and (ii) software in-progress for $119,000.

Depreciation and amortization expense was $879,000 and $670,000 for the years ended December 31, 2019 and 2018, respectively.

The Company capitalized $602,000 and $657,000, in internal-use software development costs in the years ended December 31, 2019 and 2018, respectively. Of the $602,000 capitalized in 2019, $60,000 relate to internal-use software in-use and $542,000 to internal-use software development in-progress, recorded within assets-in-progress. No stock-based compensation expense was capitalized. Amortization of capitalized software development costs was $355,000 and $371,000, in the years ended December 31, 2019 and 2018, respectively. The amortization expense was allocated as follows (in thousands):

	Year Ended December 31,
	2019	2018
Cost of revenue	$302	$315
Research and development	53	56

Total	$355	$371